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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2002

                                 SB MERGER CORP.

               (Exact Name of Registrant as Specified in Charter)



        DELAWARE                   000-49866                   38-3506266
        --------                   ---------                   ----------
(State or other jurisdic-         (Commission                 (IRS Employer
  tion of incorporation)          File Number)            Identification Number)

                           5860 STERLING DRIVE, SUITE
                              530, HOWELL, MI 48843
                              (Address of principal
                             executive offices) (Zip
                                      Code)

        Registrant's telephone number, including area code (517) 586-5009

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 19, 2002, the registrant's independent accountants, Feldman Sherb & Co., P.C., merged with Grassi & Co., CPAs, P.C. As a result of the merger, and since the date thereof, Grassi & Co., CPAs, P.C. is now engaged as the registrant's independent accountants.

     There were no disagreements with Feldman Sherb & Co., P.C., and no other event or item reportable under item 304 of Regulation S-B.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


            (c)         Exhibits

            Number      Title
            ------      -----

             16.1                Letter of Independent Accountants


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SB MERGER CORP.

                                              By: /s/Richard Campbell
                                              --------------------------------
                                              Richard Campbell, Secretary

Date: June 19, 2002




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                                  EXHIBIT INDEX



            Number      Title
            ------      -----

             16.1                Letter of Independent Accountants